EXHIBIT

                              PERSONS CONTROLLED BY
                          OR UNDER COMMON CONTROL WITH
                                 THE REGISTRANT

Below is a list of all persons directly or indirectly controlled by or under common control with the Registrant and (i) the state of organization, (ii) the basis of control, and (iii) the principal business for each entity:

       ROBERT G. DAVIS (ATTORNEY-IN-FACT and Ultimate Controlling Person)
       ---------------

       Robert G. Davis was appointed Attorney-in-Fact and Ultimate Controlling Person on April 2, 2000.

P&C GROUP
---------

1.     UNITED SERVICES AUTOMOBILE ASSOCIATION
       --------------------------------------
       (A Reciprocal Interinsurance Exchange)

       The purpose of USAA is to provide insurance coverage (personal-line property and casualty policies only) for eligible "members." Essentially, eligibility for subscribership is limited to active, inactive and retired commissioned officers and warrant officers of the United States Army, Navy, Air Force, Marine Corps, Coast Guard, Reserves, National Guard and a limited group of other related personnel.

2.     ENTERPRISE INDEMNITY CAPTIVE INSURANCE COMPANY, INC.
       ---------------------------------------------------------
       (Wholly-owned subsidiary of United Services Automobile Association)

       The purpose of this Arizona captive insurance company is to provide selected insurance and reinsurance products to USAA companies.

3.     GARRISON PROPERTY AND CASUALTY INSURANCE COMPANY
       ------------------------------------------------
       (Wholly-owned subsidiary of USAA Casualty Insurance Company)

       The purpose of this company is to facilitate the further segmentation of the USAA P&C Group's eligible customer groups. As such, it will provide auto and selected property insurance lines to selected customers in approximately 47 states.

4.     USAA CASUALTY INSURANCE COMPANY
       -------------------------------
       (Wholly-owned subsidiary of United Services Automobile Association)

       The purpose of this company is to provide personal lines insurance coverage to former dependents of USAA members, current and former enlisted military personnel, and certain employees of designated federal agencies associated with national defense.

5.     USAA CORPORATE ATTORNEY IN FACT, INC.
       -------------------------------------
       (A Delaware non-insurance corporation)

       The purpose of USAA CORPORATE ATTORNEY IN FACT, INC. is to be the corporate attorney in fact of USAA Texas Lloyd's Company.

6.     USAA COUNTY MUTUAL INSURANCE COMPANY
       ------------------------------------
       (A Texas County Mutual insurer managed by United Services Automobile Association)

       The purpose of this company is to provide auto insurance to certain individuals eligible for insurance in USAA and USAA CIC in Texas.

7.     USAA GENERAL AGENCY, INC.
       -------------------------
       (Wholly-owned subsidiary of United Services Automobile Association)

       This company was organized as a subsidiary of United Services Automobile Association to act as a managing general insurance agency for flood insurance offered through the National Flood Insurance Program.

8.     USAA GENERAL INDEMNITY COMPANY
       ------------------------------
       (Wholly-owned subsidiary of United Services Automobile Association)

       The primary purpose of this company is to provide nonstandard automobile insurance to certain risks eligible for insurance in USAA or USAA CIC.

9.     USAA INSURANCE AGENCY, INC. (California)
       ---------------------------
       (Wholly-owned subsidiary of USAA General Agency, Inc.)

       This company provides insurance coverage to USAA members and associate members for selected coverages not offered by USAA.

10.    USAA INSURANCE AGENCY, INC. (Florida)
       ---------------------------
       (Wholly-owned subsidiary of USAA General Agency, Inc.)

       A Florida corporation organized to provide insurance coverage to USAA members and associate members for selected coverages not offered by USAA.

11.    USAA INSURANCE AGENCY, INC.  (Massachusetts)
       --------------------------
       (Wholly-owned subsidiary of USAA General Agency, Inc.)

       A Massachusetts corporation organized to provide insurance coverage to USAA members and associate members for selected coverages not offered by USAA.

12.    USAA INSURANCE AGENCY, INC.  (Texas)
       --------------------------
       (Wholly-owned subsidiary of United Services Automobile Association)

       A Texas corporation organized to provide insurance coverage to USAA members and associate members for selected coverages not offered by USAA.

13.    USAA LIMITED
       ------------
       (Wholly-owned United Kingdom subsidiary of United Services Automobile Association)

       The primary purpose of the company is to provide members of United Services Automobile Association who are situated in the European Union with personal lines insurance coverages.

14.    USAA TEXAS LLOYD'S COMPANY
       --------------------------
       (A Texas Lloyd's Insurance Company)

       The purpose of this company is to provide property and liability insurance coverage to Texas residents who are not eligible for insurance in USAA CIC.

LIFE GROUP

1.     USAA LIFE INSURANCE COMPANY
       ---------------------------
       (Wholly-owned subsidiary of United Services Automobile Association)

       The company was initially organized to provide members of United Services Automobile Association and dependents of such members with complete life insurance products and services. The purpose of this company was expanded in 1981 to make available complete life insurance services and products to the general public.

2.     USAA LIFE GENERAL AGENCY, INC.
       ------------------------------
       (Wholly-owned subsidiary of USAA Life Insurance Company)

       A Colorado corporation organized to act as a general insurance agency for life and health products offered by non-USAA companies. The products offered by this company are available to the general public.

3.     USAA LIFE INSURANCE COMPANY OF NEW YORK
       ---------------------------------------
       (Wholly-owned subsidiary of USAA Life Insurance Company)

       This company was organized to provide life insurance and annuity products to residents of New York.

4.     USAA LIFE INVESTMENT TRUST
       --------------------------
       Mutual fund underlying Separate Account of USAA Life funding variable annuity insurance products, and organized as a Delaware business trust.

       USAA Life Insurance Company, either directly or through the Separate Account of USAA Life Insurance Company, currently owns a majority of certain series of shares issued by the Registrant.

       The  Registrant's   audited  financial  statements  are  incorporated  by
       reference into Part B of the Registrant's Form N-1A Registration Statement ("Registration Statement").

       No financial statements of any other company listed above are filed with the Registrant's Statement, as they are not required to be so filed.

5.     SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
       -----------------------------------------------
       Investment account organized under the laws of the State of Texas.

       USAA Life Insurance Company is the depositor.

6.     LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
       --------------------------------------------------------------
       (REGISTRANT)
       ------------
       Investment account organized under the laws of the State of Texas.

CAPCO GROUP

1.     USAA CAPITAL CORPORATION
       ------------------------
       (Wholly-owned subsidiary of United Services Automobile Association)

       This company is a general purpose financing company for USAA, its subsidiaries and affiliates and is organized as a Delaware corporation. It also acts as a holding company for all USAA non-insurance companies (except USAA Funding Company and USAA Property Holdings, Inc.) and therefore with respect to the banking entities serves as a unitary savings and loan holding company.

2.     USAA FUNDING COMPANY
       --------------------
       (Wholly-owned subsidiary of United Services Automobile Association)

       This company was initially and primarily organized to facilitate the acquisition of preferred stock issued by USAA insurance companies.

3.     USAA PROPERTY HOLDINGS, INC.
       ----------------------------
       (Wholly-owned subsidiary of United Services Automobile Association)

       This company was formed to invest in certain real estate limited partnerships the assets of which are comprised of housing units which qualify for significant federal tax credits.

BANK GROUP

1.     USAA FEDERAL SAVINGS BANK
       -------------------------
       (Wholly-owned subsidiary of USAA Capital Corporation)

       This company is organized to offer personal banking services to the general public.

2.     CAPITAL MANAGEMENT COMPANY
       --------------------------
       (Wholly-owned indirect subsidiary of United Services Automobile Association)

       This company serves as a unitary savings and loan holding company of USAA Federal Savings Bank.

3.     USAA ACCEPTANCE, LLC
       --------------------

       This company was formed to purchase and sell motor vehicle installment loan contracts, to act as a depositor for one or more trusts, and to cause the issuance of asset-backed securities.

       USAA Federal Savings Bank owns 100% of LLC interest. (Note: owner of an LLC is a "member" not a "stockholder" and owns an "interest" not "shares" or "stock")

4.     USAA FINANCIAL ADMINISTRATION COMPANY
       -------------------------------------

       This company acts as the General Partner of USAA Financial Partners Limited, L.P., a limited partnership established to enable USAA Federal Savings Bank to continue to maintain low cost funding sources, diversify its funding sources, manage interest rate risk and more efficiently manage tax and other liabilities associated with its credit card business.

       USAA Federal Savings Bank owns 100% of the Class A Common (voting) Stock of the company.

5.     USAA  FINANCIAL  SERVICES  CORPORATION
       --------------------------------------
       (Wholly-owned  subsidiary of USAA Capital Corporation)

       This company is incorporated under the Utah Revised Business Corporation Act and owns an inactive Utah Industrial Loan Company license.

6.     USAA RELOCATION SERVICES, INC.
       ------------------------------
       (Wholly-owned subsidiary of USAA Federal Savings Bank)

       The purpose of this corporation is to provide nationwide counseling services for customers contemplating moving and the sale or purchase of a home, through its association with PHH Destination Services, the industry leader in relocation services.

7.     USAA SAVINGS BANK
       -----------------
       (Wholly-owned subsidiary of USAA Federal Savings Bank)

       This company is organized to engage in credit card lending and other authorized activities of a Nevada chartered thrift company.

ALLIANCE SERVICES GROUP

1.     USAA ALLIANCE SERVICES COMPANY
       ------------------------------
       (Wholly-owned subsidiary of United Services Automobile Association)

       This company was organized to engage in the business of wholesale and retail sales of goods and to provide consumer-oriented and travel agency services to customers, subscribers and the general public.

2.     USAA ALLIANCE SERVICES, L.P.
       ----------------------------

       This partnership was organized to provide travel and discount buying services through a limited partnership structure.

       USAA owns 99% of the Partnership as a Limited Partner with the remaining 1% owned by USAA Alliance Services Company as General Partner.

3.     USAA MERCHANDISE SERVICES COMPANY
       ---------------------------------
       (Wholly-owned subsidiary of USAA Alliance Services Company)
       This company was organized to act as a corporate General Partner for USAA Alliances Services Company.

FOUNDATION GROUP

*1.    THE USAA EDUCATIONAL FOUNDATION
       -------------------------------

       The USAA Educational Foundation is a not-for-profit Texas corporation which funds selected informational and educational payments.

*2.    THE USAA FOUNDATION, A CHARITABLE TRUST
       ---------------------------------------

       The USAA Foundation is a Trust organized by USAA for charitable giving purposes.

OTHER GROUP

*1.    USAA EMPLOYEE PAC
       -----------------
       (Political Action Committee of United Services Automobile Association)

       The USAA Employee PAC is an unincorporated association of USAA officers and senior management which is organized under Federal and Texas laws.

EBA GROUP

*1.    USAA GROUP MEDICAL AND DENTAL AND LONG-TERM DISABILITY PLAN
       -----------------------------------------------------------
       (USAA Employee Benefits Association)

       This employee benefit association was organized for the purpose of providing medical and dental benefits for active and retired USAA employees and Long-Term Disability Benefits to disabled employees.

*2.    USAA PENSION PLAN
       -----------------

       This is a defined benefit plan formed in accordance with applicable federal law by the USAA Board of Directors, for the benefit of USAA, its affiliates and subsidiaries.

*3.    USAA SAVINGS AND INVESTMENT PLAN
       --------------------------------

       This is a defined benefit plan formed in accordance with applicable federal law by the USAA Board of Directors, for the benefits of USAA, its affiliates and subsidiaries.

INVESTMENT GROUP

1.     USAA INVESTMENT CORPORATION
       ---------------------------
       (Wholly-owned subsidiary of USAA Capital Corporation)

       This company serves as a holding company for USAA Investment Management Company and USAA Transfer Agency Company.

2.     USAA INVESTMENT MANAGEMENT COMPANY
       ----------------------------------
       (Wholly-owned subsidiary of USAA Investment Corporation)

       This company serves as the financial manager and investment advisor of the certain mutual funds and as the exclusive underwriter and distributor of their shares. It carries out the investment policies of the mutual funds, manages their portfolios, markets their shares and provides certain administrative services.

       This company also provides investment management and advisory services for the benefit of United Services Automobile Association and its affiliated companies. This company serves as broker-dealer for investment instruments (common stock, preferred stock and corporate bonds) of publicly traded corporations offered on major stock exchanges and offers discount brokerage services.

       This company also provides investment advisory services through personal asset management products to high net worth individuals.

3.     USAA TRANSFER AGENCY COMPANY
       ----------------------------
       (DBA: USAA SHAREHOLDER ACCOUNT SERVICES)
       (Wholly-owned subsidiary of USAA Investment Corporation)

       This company serves as a transfer agent to the USAA mutual funds.

FINANCIAL PLANNING GROUP

1.     USAA FINANCIAL PLANNING SERVICES INSURANCE AGENCY, INC.
       -------------------------------------------------------
       (DBA: USAA FINANCIAL PLANNING SERVICES, INC.)
       (Wholly-owned subsidiary of USAA Capital Corporation)

       The company engages in the business of providing personalized financial planning services to the general public. It also acts as an insurance agency that can promote property and casualty insurance products and life and health insurance products.

2.     USAA FINANCIAL ADVISORS, INC.
       -----------------------------
       (Wholly-owned subsidiary of USAA Financial Planning Services Insurance Agency, Inc.)

       This company is a broker-dealer enabled to permit its representatives to promote USAA securities products to its members.

REAL ESTATE GROUP

1.     USAA REAL ESTATE COMPANY
       ------------------------
       (Wholly-owned subsidiary of USAA Capital Corporation)

       This company engages in the business of acquisition, development, ownership and sale of land, real estate and other property or real estate securities by purchase, lease or otherwise, including real estate/financial services to its affiliates, subsidiaries, and the general public.

2.     ALHAMBRA GABLES ONE, INC.
       -------------------------
       (Wholly-owned subsidiary of USAA Real Estate Company)

       This company is the 1% general partner of Columbus Center Associates, Ltd. USAA Real Estate Company is the 99% limited partner of Columbus Center Associates, Ltd.

3.     ATIFEX, L.P.
       ------------

       This is a Texas limited partnership that develops and owns office property in Houston, Texas. Loadstar, Inc. owns a 0.1% general partner interest, US Real Estate Limited Partnership owns a 72.4% limited partnership interest, PG Oak Park, LLC owns a 0.1% general partner interest, and Crimson Capital, Ltd., owns a 27.4% limited partner interest.

4.     CAMPUS ONE NORTH, LLC
       ---------------------

       This New Jersey limited liability company owns real property located in the city of Princeton, New Jersey.

       US Real Estate Limited Partnership owns 90% and Crimson CN One, LLC owns 10%.

5.     CHASTAIN CENTER ASSOCIATES, L.P.
       --------------------------------

       This Georgia limited partnership owns an office building in Atlanta Georgia.

       Loadstar,  Inc.  owns 0.1% of the Limited  Partnership,  Chastain  Center
       Investor, L.P. owns 69.9% of the Limited Partnership, and 30% by CA Chastain Investors, Ltd.

6.     CHASTAIN CENTER INVESTOR, L.P.
       ------------------------------

       This Georgia limited partnership owns a 69.9% limited partner interest in Chastain Center Associates, L.P.

       Loadstar, Inc. owns 0.1% of the Limited Partnership and US Real Estate Limited Partnership owns 99.9% of the Limited Partnership.

7.     CHELMSFORD ASSOCIATES, LLC
       --------------------------

       This limited liability company owns an office building in Boston, Massachusetts.

       Developers Diversified Realty owns 55.84% of the company with the remaining 44.16% owned by USAA Real Estate Company.

8.     COBALT CAPITAL PARTNERS, L.P.
       -----------------------------

       This Texas  limited  partnership  to  acquire,  lease,  operate,  manage,
       finance  and  hold  for  investment,  light  industrial,   warehouse  and
       office/warehouse property.

       Cobalt Capital Partners, L.P. is composed of Cobalt Capital Management, L.P. with a 20% general partner interest, and US Real Estate Limited Partnership with an 80% limited partner interest

9.     COBALT INDUSTRIAL PARTNERS, L.P.
       --------------------------------

       This Texas limited partnership acquires, leases, operates, manages, finances and holds for investment, light industrial, warehouse and office/warehouse property.

       Cobalt Industrial Partners, L.P. is composed of US Real Estate Limited Partnership with a 98.2% limited partnership interest, Cobalt Capital Partners, L.P. with a 1% general partner interest and Friedland Family Partners (unrelated entity) with a .08% limited partner interest.

10.    COBALT INDUSTRIAL REIT
       ----------------------

       This is a real estate co-investment entity with a third party ownership.

       Cobalt Industrial REIT is composed of Michigan State Treasury with a 16% ownership interest, Friedland Family Partners with a 1% ownership interest and US Real Estate Limited Partnership with an 83% ownership interest.

11.    COLUMBUS CENTER ASSOCIATES, LTD.
       --------------------------------

       This  Florida  limited  partnership  is the 50% general  partner in Coral
       Gables   Associates,   a  Florida  general   partnership.   This  limited
       partnership should be dissolved by year-end 2004.

12.    COMMERCE CENTER PARK I, L.L.C.
       ------------------------------

       This Delaware limited liability company owns industrial property in University Park, Illinois.

       Commerce Center Park I, L.L.C. is owned 100% by US Real Estate Limited Partnership.

13.    CORAL GABLES ASSOCIATES
       -----------------------

       This Florida general partnership owns real property located in the city of Coral Gales, Dade County, Florida.

       Columbus Center Associates, Ltd. (Managing Partner) owns 50% of the Partnership with the other 50% being owned by International Business Machines Corporation.

14.    FBI CHICAGO PARTNERS, LLC
       -------------------------

       This Delaware limited liability company owns office real property leased by the US General Services Administration on behalf of the FBI which is located in Chicago, Illinois.

       Ness Chicago, LLC owns 50% as a member, with the other 50% being owned by other member, FBI CP Investors, LLC, a Delaware limited liability company.

15.    HOUSTON EQUITIES REIT I
       -----------------------

       This Texas real estate investment trust is owns a 75% general and limited partner interest in 1001 McKinney Venture, L.P.

       Houston Equities REIT I is composed of US Real Estate Limited Partnership with a 50.01% interest and SITQ BST-REIT I with a 49.99% interest, and 125 outside investors with preferred, nonvoting ownership interests.

16.    LA CANTERA COMMUNITY ORGANIZATION, INC.
       ---------------------------------------

       Community Association for commercial properties.

       No ownership.

17.    LA CANTERA DEVELOPMENT COMPANY
       ------------------------------
       (Wholly-owned subsidiary of USAA Capital Corporation)

       This company owns, develops and sells land in the La Cantera development in northwest San Antonio, Texas.

18.    LA CANTERA RETAIL, L.P.
       -----------------------

       This is a Texas limited partnership that builds and maintains the retail development at La Cantera in San Antonio, Texas.

       USAA Real Estate Company owns a 25% limited partnership interest and Rouse San Antonio, LLC owns a 75% general partnership interest.

19.    L.A. WILSHIRE ONE, INC.
       -----------------------
       (Wholly-owned subsidiary of USAA Real Estate Company)

       This company is the 5% general partner of the limited partnership, 5055 Wilshire Limited Partnership.

20.    LCMC PARKING LOT L.P.
       ---------------------

       The purpose of this partnership is to maintain a parking lot for excess parking for the Las Colinas resort hotel and golf tournaments in Irving, Texas.

       LCMC Parking Lot L.P. is composed of US-Las Colinas Limited Partnership with a 1% general partner ownership interest, US-Las Colinas Limited Partnership with a 49% limited partner interest and Salesmanship Club of Dallas with a 50% limited partner interest.

*21.   LCWW PARTNERS JOINT VENTURE
       ---------------------------

       The purpose of this joint venture is to develop, own and operate a resort property in Bexar County, Texas.

       US-Las Colinas Limited Partnership owns 76.67% as the Managing Venturer of this joint venture, with the remaining portion owned by Westin San Antonio Resort Company as Venturer.

22.    LOADSTAR, INC. (formerly  known  as  USAA  Capital  Development,  Inc.)
       -----------------------------------------------------------------------
       (Wholly-owned subsidiary of USAA Real Estate Company)

       This company was formed to be a general partner for limited partnerships with third-party ownerships that are engaged in real estate investment, management and other real estate activities.

23.    MLDC, L.P.
       ----------

       This Texas limited partnership owns land in Orange County, California.

       MLDC, L.P. is composed of USAA Real Estate Company (general partner) with a 79% ownership interest and Newcastle Distribution Center, LLC (limited partner) with a 21% ownership interest.

24.    NESS CHICAGO, LLC
       -----------------
       This Illinois limited liability company is wholly-owned by US Real Estate Limited Partnership.

       This company serves as the 50% member of the Delaware limited liability company FBI Chicago Partners, LLC.


25.    PIZZUTI/CREEKSIDE LAND HOLDINGS L.L.C.
       --------------------------------------

       This Ohio limited liability company owns real property in Columbus, Ohio.

       This company is composed of US Real Estate Limited Partnership with an 80% ownership interest and Crimson CN One, L.L.C. with a 20% ownership interest.

26.    PRIME REAL ESTATE EQUITIES I, L.P.
       ----------------------------------

       This Georgia limited partnership owns office property in Austin, Texas.

       Prime Real Estate Equities I, L. P. is composed of USAA Real Estate Equities, Inc. with a 0.1% general partnership interest and National Equities, L. L. C. with a 0.1% general partnership interest; USAA Real Estate Equities REIT with an 38.7% limited partnership interest, U. S. Property Fund GmbH & Co., KG with a 57.5% limited partnership interest and USAA Real Estate Company with a 3.6% limited partnership interest.

27.    PRIME REAL ESTATE EQUITIES II, L.P.
       -----------------------------------

       This Georgia limited partnership owns office property Irvine, California, Rosemont, Illinois and Atlanta, Georgia.

       Prime Real Estate Equities II, L. P. is composed of USAA Real Estate Equities, Inc. with a 0.1% general partnership interest and National Equities, L. L. C. with a 0.1% general partnership interest; USAA Real Estate Equities REIT with an 38.7% limited partnership interest, U. S. Property Fund GmbH & Co., KG with a 57.5% limited partnership interest and USAA Real Estate Company with a 3.6% limited partnership interest.

28.    QUORUM REAL ESTATE SERVICES CORPORATION (DBA: USAA REALTY COMPANY)
       ------------------------------------------------------------------
       (Wholly-owned subsidiary of USAA Real Estate Company)

       This company provides property management, leasing, brokerage and other real estate services for both USAA 100% owned, partially owned or non-owned real estate.

29.    SLOHAT HOTELS, L.P.
       -------------------

       This Texas limited partnership was formed to own and manage (with closing to occur in early 2004) six (6) business class hotels in the following markets: Houston, Texas (two hotels); Anaheim, California; St. Louis, Missouri; Kansas City, Kansas; and Tulsa, Oklahoma. At year-end 2003, this entity owned no assets.

       After the closing in early 2004, the ownership structure will be as follows: Alhambra Gables One, Inc. as 0.1% general partner; SH Investors I, L. P as 83.659% limited partner; Metropolitan Tower Realty Company, Inc. (Delaware corporation and affiliate of Metropolitan Life Insurance Company) as 1.241% limited partner; and DTR PAH Holding, Inc. (Arizona corporation and affiliate of Hilton International) as 15% limited partner.

30.    SH INVESTORS I, L.P.
       --------------------

       This Texas limited partnership owns an approximately 83.659% limited partner interest in Slohat Hotels, L.P.

       Loadstar, Inc. owns 0.1% of the Limited Partnership and US-Las Colinas Limited Partnership owns 99.9% of the Limited Partnership.

31.    USAA STRATUM EXECUTIVE CENTER JOINT VENTURE
       -------------------------------------------

       This Texas general partnership owns office buildings in Austin, Texas.

       USAA Real Estate Company owns 70% of the Joint Venture with the remaining 30% owned by USAA Real Estate Development Company.

32.    TAMPA EQUITIES REIT I
       ---------------------

       This Texas real estate investment trust owns office property in Tampa, Florida.

       Tampa  Equities  REIT I is composed of USAA Real  Estate  Company  with a
       50.1% ownership interest, SITQ BST-REIT L.P. with a 49.9% ownership interest and 125 outside investors with preferred, nonvoting ownership interests.

33.    US INDUSTRIAL REIT
       ------------------

       This Texas real estate investment trust is to acquire, lease, operate, manage, finance and hold for investment industrial property. US Industrial REIT is currently composed of US Real Estate Limited Partnership with a 7.262% interest; USAA Life Insurance Company with a 21.444% interest; USAA Real Estate Equities REIT with a 24.001% interest Mutual of Omaha with a 18.235% interest, Deseret Mutual Benefit Administrators, as Trustee for the Deseret Mutual Employee Pension Fund with a 3.602% interest and Real Estate Alternatives Portfolio 2, LLC with a 25.456% interest.

34.    US INSTITUTIONAL REAL ESTATE EQUITIES L.P.
       ------------------------------------------

       This Delaware limited partnership owns office property in Orlando, Florida and Los Angeles, California.

       US Institutional Real Estate Equities L.P. is composed of USAA Real Estate Company as General Partner with a .1% ownership interest, USAA Real Estate Company as a Limited Partner with a 29.9% ownership interest and Utah State Retirement Office with a 70% ownership interest.

35.    US-LAS COLINAS LIMITED PARTNERSHIP
       ----------------------------------

       This Texas limited partnership (i) owns and manages a resort complex in Irving, Texas, (ii) owns and manages the Palmer Course at La Cantera in San Antonio, Texas, (iii) is a 76.67% limited partner in LCWW Partners Joint Venture, (iv) is a 49% limited partner in LCMC Parking Lot, L.P., and (v) is a 99.99% limited partner in SH Investors I, L.P.

       United Services Automobile Association owns 91% of the Partnership, with the remaining 9% owned by USAA Real Estate Company as General Partner.

36.    US REAL ESTATE LIMITED PARTNERSHIP
       ----------------------------------

       This Texas limited partnership (i) acquires, owns, holds, develops, rezones, manages, operates, leases, finances, mortgages, sells and otherwise deals with real property, (ii) sells all or any portion of real property to buyers, including Affiliates or any Partner, and (iii) conduct such other activities as may be necessary, advisable, convenient or appropriate to promote or conduct the business of the Partnership.

       The partnership is owned 9.83% by USAA Real Estate Company (general partner) and 90.17% by USAA (limited partner).

37.    USAA EQUITY ADVISORS, INC.
       --------------------------
       (Wholly-owned subsidiary of USAA Real Estate Company)

       This company provides advisory services to all REITs in which USAA has an interest.

38.    USAA PROPERTIES II, INC.
       ------------------------
       (Wholly-owned subsidiary of USAA Real Estate Company)

       This company serves as the 80% Limited Partner of the limited partnership 5055 Wilshire Limited Partnership.

39.    USAA REAL ESTATE  DEVELOPMENT  COMPANY
       --------------------------------------
       (Wholly-owned subsidiary of USAA Real Estate Company)

       This company is a general partner with USAA Real Estate Company in Stratum Executive Center JV.

40.    USAA REAL ESTATE EQUITIES REIT
       ------------------------------
       (Subsidiary of USAA Real Estate Company)


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


       This company was organized as a real estate investment trust (REIT) that owns (i) real estate assets, (ii) general and limited partner interests in Prime Real Estate Equities LP and Prime Real Estate Equities II, L.P., and (iii) shareholder interests in US Industrial REIT. USAA Real Estate Company owns 84.72% of the Corporation with the remaining 15.28% held by 100 or more non-affiliated shareholders.

41.    USAA REAL ESTATE MANAGEMENT COMPANY
       -----------------------------------
       (Wholly-owned subsidiary of USAA Real Estate Company)

       This company provides management services in the State of Colorado for properties formerly owned by USAA Real Estate Company.

42.    WASHINGTON EQUITIES - SEQUOIA, L.L.C.
       -------------------------------------

       This Commonwealth of Virginia limited liability company was formed in December 2003 by Washington Real Estate Equities REIT I to own and manage (with a closing to occur in early 2004) a 50.97% undivided tenant-in-common interest in the Sequoia Plaza office buildings located in Arlington, Virginia. At year-end 2003, this entity owned no assets.

       After the closing in early 2004,  the  ownership  of this entity will be:
       USAA Real Estate Company as a 39.24% member, and Wafra Sequoia, LLC (Delaware limited liability company and affiliate of Wafra Real Estate Holdings, Inc.) is a 60.76% member.

43.    WASHINGTON EQUITIES - REPUBLIC, L.L.C.
       --------------------------------------

       This District of Columbia limited liability company was formed in December 2003 by USAA Real Estate Company to own and manage (with a closing to occur in early 2004) a 61.03 % undivided tenant-in-common interest in the Republic Place office building located in Washington, D.C. At year-end 2003, this entity owned no assets.

       After the closing in early 2004, the ownership of this entity will be USAA Real Estate Company as a 32.77% member, and Wafra Republic LLC (Delaware limited liability company and affiliate of Wafra Real Estate Holdings, Inc.) as a 67.23% member.

44.    WASHINGTON REAL ESTATE EQUITIES REIT I
       --------------------------------------

       This Texas real estate investment trust owns office property in the Washington, D.C. area.

       Washington Real Estate Equities REIT I is composed of USAA Real Estate Company with a 50.1% ownership interest, SITQ BST-REIT I with a 49.9% ownership interest, and 125 outside preferred investors with preferred, non-voting ownership interests. This entity is should be dissolved by year-end 2004.

45.    1001 MCKINNEY VENTURE L.P.
       --------------------------

       This Texas limited partnership owns office property in Houston, Texas.

       1001 McKinney Venture L.P. is composed of Houston Equities REIT I with a 75% ownership interest and 1001 McKinney L.P. with a 25% ownership interest.

46.    1100 PEACHTREE INVESTOR, L.P.
       -----------------------------

       This Georgia limited partnership owns a 72.9% limited partner interest in 1100 Peach Street Associates, L.P.

       Loadstar, Inc. owns 0.1% of the Limited Partnership and US Real Estate Limited Partnership owns 99.9% of the Limited Partnership.

47.    1100 PEACHTREE STREET ASSOCIATES, L.P.
       --------------------------------------

       This Georgia limited partnership owns an office building in Atlanta, Georgia.

       Loadstar,  Inc.  owns 0.1% of the  Limited  Partnership,  1100  Peachtree
       Investor, L.P. owns 72.9% of the Limited Partnership, and 27% by CA Twelfth Street Investors, Ltd.

48.    225 WEST WASHINGTON L.L.C.
       --------------------------

       This Delaware limited liability company owns office property in Chicago, Illinois.

       225 West Washington L.L.C. is composed of US Real Estate Limited Partnership with a 50% ownership interest and Tennessee Consolidated Retirement System with a 50% ownership interest.

49.    5055 WILSHIRE LIMITED PARTNERSHIP
       ---------------------------------

       This Texas limited partnership owns an office building and neighboring land in Los Angeles, California.

       The Partnership is owned 5% by L.A. Wilshire One, Inc. as general partner and 95% by USAA Properties II, Inc. as limited partner.

50.    ZEPHYR RAIL INDUSTRIAL, L.P.
       ----------------------------

       This Texas limited partnership owns a rail serviced industrial park in Ft. Worth, Texas.

       The Partnership is owned by US Real Estate Limited Partnership with a 79.9% ownership interest, Pat Cornell L.P. with a 20% ownership interest and Loadstar, Inc. as general partner with a 0.1% ownership interest.

       USAA Life Insurance Company is the depositor.







* Not an affiliate for purposes of the Insurance Holding Company System Regulatory Act






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